SECURITIES AND EXCHANGE COMMISSION
                    Washington, D.C.  20549

                           FORM 8-K

                        CURRENT REPORT

                Pursuant to Section 13 or 15(d)
            of the Securities Exchange Act of 1934

                Date of Report - April 14, 2005

               ORRSTOWN FINANCIAL SERVICES, INC.
              ----------------------------------
    (Exact name of registrant as specified in its charter)

 Pennsylvania                33-18888           23-2530374
----------------         -----------------    -------------
(State or other           (Commission File    (IRS Employer
jurisdiction of                Number)       Identification
incorporation)                                    Number)


77 East King Street
P. O. Box 250, Shippensburg, Pennsylvania        17257
-----------------------------------------      ------------
(Address of principal executive offices)         (Zip Code)

Registrant's telephone number, including
area code:  (717) 532-6114
            --------------



                              N/A
-----------------------------------------------------------
(Former name or former address, if changed since last report)

















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               Index to Exhibits Found on Page 5


Item 1.01 Entry Into Material Agreements.

          Not Applicable.

Item 1.02 Termination of Material Agreement.

          Not Applicable.

Item 1.03 Bankruptcy.

          Not Applicable.

Item 2.01 Acquisition - Disposition of Assets.

          Not Applicable.

Item 2.02 Result of Operations - Financial Condition.

          Orrstown Financial Services, Inc. (OTC Bulletin
          Board: ORRF), the parent company of Orrstown Bank, has announced record first quarter 2005 earnings of $ 2,171,000, or $ .42 per share, up 20.2% from the
          $ 1,806,000, or $ .35 per share, earned during the first quarter of 2004.

Item 2.03 Financial Obligations - Off-Balance Sheet.

          Not Applicable.

Item 2.04 Acceleration of Financial Obligations.

          Not Applicable.

Item 2.05 Exit or Disposal Activities

          Not Applicable.

Item 2.06 Material Impairments

          Not Applicable.

Item 3.01 Notice of Delisting or Noncompliance

          Not Applicable.

Item 3.02 Unregistered Sale of Securities

          Not Applicable.

Item 3.03 Modification of Shareholder Rights.

          Not Applicable.

Item 4.01 Change in Accountants.

          Not Applicable.


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               Index to Exhibits Found on Page 5


Item 4.02 Non-Reliance on Financial Statements.

          Not Applicable.

Item 5.01 Change in Control.

          Not Applicable.

Item 5.02 Resignation of Directors - Principal Officers.

          Not Applicable.

Item 5.03 By-Law Amendments - Change in Fiscal Year.

          Not Applicable.

Item 5.04 Suspension of Trading - Employee Benefit Plans.

          Not Applicable.

Item 5.05 Code of Ethics.

          Not Applicable.

Item 7.01 Regulation FD.

          Not Applicable.

Item 8.01 Voluntary Disclosure of Other Events.

          Not Applicable.

Item 9.01. Exhibits

          (a)  Not Applicable.

          (b)  Not Applicable.

          (c)  Exhibit:

             99   News Release, dated April 14, 2005 of Orrstown
                    Financial Services, Inc.












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              Index to Exhibits Found on Page 5


          Pursuant to the requirements of the Securities
Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                              ORRSTOWN FINANCIAL SERVICES,
INC.
                              (Registrant)


Dated:  April 14, 2005      /S/Bradley S. Everly
                              -----------------------------
                              Bradley S. Everly
                              Senior Vice President & CFO
                              Chief Financial Officer






































                 Page 4 of 7 Numbered Pages
              Index to Exhibits Found on Page 5



                         EXHIBIT INDEX


                                                     Page Number
                                                 In Manually
 Exhibit                                          Signed Original

99             News Release, dated April 14, 2005,
               of Orrstown Financial Services,
               Inc.           6













































                  Page 5 of 7 Numbered Pages
               Index to Exhibits Found on Page 5


Exhibit 99



FOR IMMEDIATE RELEASE                                        CONTACT:
                                                     Robert J. Gentry
                                                Director of Marketing
                                                   717-530-3545 Phone
                                                     717-530-5664 Fax
           Orrstown Financial Services, Inc. Reports
            Record-Breaking First Quarter Earnings

      Shippensburg, PA (April 14, 2005) - Orrstown Financial Services, Inc. (OTC Bulletin Board: ORRF), the parent company of Orrstown Bank, has announced record first quarter 2005 earnings of $2,171,000, or $.42 per share, up 20.2% from the $1,806,000, or $.35 per share, earned during the first quarter of 2004.
      The 2005 first quarter cash dividend was $.14 per share versus $.12 per share during the first quarter of 2004, which reflects a 16.7% increase.
      Return on average assets and return on average equity were 1.70% and 17.43% respectively for the first quarter of 2005 versus 1.54% and 16.47% respectively for the first quarter of 2004.
      Net interest income rose $792,000 or 17.7% to $5,258,000 during the first quarter of 2005 versus $4,466,000 during the first quarter of 2004. Non-interest income, excluding securities transactions, rose $353,000, or 22.8% to $1,903,000 versus the $1,550,000 generated a year ago.
      "We are delighted with the continued strong performance of the Company," said Kenneth R. Shoemaker, President and Chief Executive Officer. "Our reputation as a customer focused local institution positions us well to take advantage of growth opportunities presented to us in a vibrant and growing market."
     With over $530 million in assets, Orrstown Financial Services, Inc., and its subsidiary, Orrstown Bank, provide a full range of consumer and business financial services through thirteen banking offices and three remote service facilities in Cumberland and Franklin Counties in Pennsylvania. Orrstown Financial Services, Inc.'s stock is traded in the over-the-counter market under the symbol ORRF.
                           -- MORE -
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               Index to Exhibits Found on Page 5
A summary of financial highlights follows:

For Quarter Ended:      March 31, 2005   March 31, 2004      % Change
Net Income                  $2,171,000       $1,806,000       + 20.2%
Earnings Per Share -              $.42             $.35       + 20.0%
Primary                           $.41             $.34       + 20.6%
Earnings Per Share -              $.14             $.12       + 16.7%
Diluted
Dividends Per Share     March 31, 2005   March 31, 2004      % Change
                          $531,011,000     $478,394,000       + 11.0%
Balance Sheet             $402,702,000     $359,165,000       + 12.1%
Highlights:               $418,851,000     $370,313,000      +  13.1%
Assets                     $50,553,000      $44,848,000       + 12.7%
Loans, Gross
Deposits
Equity

Certain statements in this release may constitute "forward looking statements" under the Private Securities Litigation Reform Act of 1995, which involve risk and uncertainties. Orrstown Financial's actual results may differ significantly from the results discussed in such forward-looking statements. Factors that might cause such a difference include, but are not limited to, economic conditions, competition in the geographic and business areas in which Orrstown Financial conducts its operations, fluctuations in interest rates, credit quality, and government regulation.


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